EXHIBIT 10.22

                                  CONFIDENTIAL TREATMENT REQUESTED - EDITED COPY

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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          ADDENDUM TO PRIVATE LABEL MANUFACTURING AND SUPPLY AGREEMENT

Date:           Sep. 21, 2006
Description:    Addendum to the Private Label Manufacturing And Supply
                Agreement (11/13/03)
Items:          (For details, please refer to the attached Meeting Minutes:
                Discussion Between Abaxis and Diatron on Cooperation Issues
                Meeting Minutes on September 15, 2006 and Agreement Details
                Finalized on September 21, 2006)

1. Abaxis commits for minimum order quantity: [****] units of [****] per quarter, [****] per year starting from October 1, 2006 to Sep. 30, 2007.

2. The minimum quantity of [****] units includes max. [****] demonstration units of [****] per quarter.

     o    The unit price of [****]: [****] ex works Budapest.

     o    The unit price for demo units [****]: [****] ex works Budapest.

3.   Delivery:

     o Order for Q4 2006: min. [****] units (including [****] demonstration units) by December 31, 2006, the balance of [****] units by March 31, 2007 in addition to the order for Q1 2007.

     o Orders for Q1-Q3 2007: min. [****] units by the end of each month, a total of [****] units by the end of each quarter.

     o Partial shipments will be done on pallets [****] units each, min. [****] pallets per shipment.

4.   Payment terms:

     o [****] down payment for [****] units at unit price of [****] will be transferred to Diatron by Oct. 1, 2006.

     o    Wire transferring net 30 days.

     o [****] discount for amount paid within 14 days from invoice date and [****] discount for amount paid upon presentation of the invoice.

     o A total of 25% of the down payment [****] will be deducted by Abaxis from the actual invoice amount at the beginning of each quarter starting from January 1, 2007 and ending on Oct. 1, 2007.

Note: The SCHEDULE B: MIMINUM PURCHASE COMMITMENTS in the Private Label Manufacturing And Supply Agreement (11/13/03) is invalid during the effective period and the execution of this addendum.

Diatron               /s/ Alex Walker                    10/12/06
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Company               Signature                          Date

Abaxis                /s/ Clinton Severson               10/11/06
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Company               Signature                          Date